UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2014

LED LIGHTING COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	000-54146	46-3457679
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

737 Southpoint Blvd., Ste E, Petaluma, California 94954

(Address of principal executive offices)

(415) 526-3193

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document and/or the exhibit attached hereto contain forward-looking statements, which reflect our views with respect to future events and financial performance.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements.  These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified in our other filings with the Securities and Exchange Commission.

Item 8.01

Other Events

On or about April 22, 2014, LED Lighting Company sent a shareholder update to its shareholders and potential investors. The shareholder letter is filed as an exhibit to this current report.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Shareholder Letter dated April 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LED LIGHTING COMPANY

Dated: April 28, 2014	By:	/s/ Kevin Kearney
Kevin Kearney Chief Executive Officer

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